SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,D.C.
20549

_________________

FORM 8-K

Current ReportDated
May 11, 2007

of

AMERICAN SAFETY INSURANCE HOLDINGS,

LTD.

(Exact Name of Registrant as Specified in its Charter)Bermuda

(State or Other Jurisdiction of Incorporation)SEC
File Number 001-04795

The Boyle Building, 2nd Floor31
Queen Street
Hamilton, Bermuda HM 11

(441) 296-8560

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        The Registrant issued a press release reporting the resignation of Steven B. Mathis, Vice President–Planning and Treasurer, effective May 11, 2007.

        A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit 99.1 Press Release of American Safety Insurance Holdings, Ltd. issued May 11, 2007. The information set forth under Item 5.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant

Date:  May 11, 2007                 By:     /S/ Stephen R. Crim
                                            Stephen R. Crim
                                            President and Chief Executive Officer